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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   July 17, 2002


                              AVON PRODUCTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


              1-4881                                 13-0544597
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     (Commission File Number)            (IRS Employer Identification No.)


1345 Avenue of the Americas
    New York, New York                               10105-0196
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(Address of Principal Executive Offices)             (Zip Code)


                                 (212) 282-5000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

1. On July 17, 2002, the Company issued a press release announcing that it had settled a previously disclosed investigation by the Securities and Exchange Commission concerning the write-off of a customized order management software system. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

2. On July 19, 2002, the Company announced that it is consolidating its two Latin American operating business units into one Latin American operating business unit, for segment reporting purposes. This change will become effective in the third quarter of 2002.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AVON PRODUCTS, INC.



Dated: July 19, 2002                       By:    /s/ Gilbert L. Klemann, II
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                                           Name:  Gilbert L. Klemann, II
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary


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                                 EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION
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99.1                Press Release of Avon Products, Inc., dated July 17, 2002.